LSA Variable Series Trust

10f-3 Transactions

Focused Equity Fund (Six Months Ended June 30, 2000)

Issuer
Capstone Turbine Corp.
Genuity Inc.
Stratos Lightwave Inc.
Date of offering
06/28/00
06/27/00
06/26/00
Commission as percentage of price

7.00%

3.945%

7.00%
Purchase as percentage of offering

0.001%

0.001%

0.001%
Underwriter affiliate
Morgan Stanley  Dean Witter
Morgan Stanley  Dean Witter
Morgan Stanley  Dean Witter
Broker from whom securities were purchased


Goldman Sachs
Salomon Smith Barney, Warburg Dillon Read, ABN Amro


Lehman Bros.

Issuer
AT&T Wireless
Luminex Corp.
Intrabiotics Pharmaceuticals
Date of offering
04/26/00
03/30/00
03/28/00
Commission as percentage of price

2.915%

7.00%

7.00%
Purchase as percentage of offering


0.0002%

0.0044%

0.003%
Underwriter affiliate
Morgan Stanley  Dean Witter
Morgan Stanley & Co. Inc.
Morgan Stanley & Co. Inc.
Broker from whom securities were purchased

Goldman Sachs

Warburg Dillon Read

Deutsche Bank







Issuer
Via Systems
Aclara Biosciences
GT Group Telecom
Date of offering
03/23/00
03/21/00
03/09/00
Commission as percentage of price

5.50%

7.00%

6.79%
Purchase as percentage of offering

0.0002%

0.0011%

0.0011%
Underwriter affiliate
Morgan Stanley & Co. Inc.
Morgan Stanley & Co. Inc.
Morgan Stanley & Co. Inc.
Broker from whom securities were purchased


CS First Boston


Deutsche Bank


RBC Dominion Securities








Issuer
First World Communications
Palm, Inc.
Savvis Communications
Date of offering
03/07/00
03/01/00
02/14/00
Commission as percentage of price

7.00%

5.25%

6.00%
Purchase as percentage of offering

0.001%

0.0004%

0.0006%
Underwriter affiliate
Morgan Stanley & Co. Inc.
Morgan Stanley & Co. Inc.
Morgan Stanley & Co. Inc.
Broker from whom securities were purchased

Bear Stearns

Goldman Sachs

Merrill Lynch






Issuer
Diversa Corp.
Flag Telecom Holdings
Therma-Wave
Date of offering
02/14/00
02/11/00
02/03/00
Commission as percentage of price

7.00%

5.00%

7.00%
Purchase as percentage of offering

0.0014%

0.0006%

0.0011%
Underwriter affiliate
Morgan Stanley & Co. Inc.
Morgan Stanley & Co. Inc.
Morgan Stanley & Co. Inc.
Broker from whom securities were purchased

Bear Stearns

Salomon Smith Barney

Montgomery Securities


Issuer
Sequenom
Date of offering
01/31/00
Commission as percentage of price

7.00%
Purchase as percentage of offering

0.0019%
Underwriter affiliate
Morgan Stanley & Co. Inc.
Broker from whom securities were purchased

Warburg Dillon Read











Value Equity Fund (Six Months Ended June 30, 2000)



Issuer
Palm Inc.
Date of offering
03/01/00
Commission as percentage of price

0.31%
Purchase as percentage of offering

0.00038%
Underwriter affiliate
Salomon Smith Barney
Broker from whom securities were purchased

Goldman Sachs




















Growth Equity Fund (Six Months Ended June 30, 2000)



Issuer
Metlife
Date of offering
04/07/00
Commission as percentage of price

4.4912%
Purchase as percentage of offering

0.0010%

Underwriter affiliate
Goldman, Sachs & Co.
Broker from whom securities were purchased
Credit Suisse First Boston and Morgan Stanley Dean Witter